Law Offices of David C. McGrail
676A Ninth Avenue #211
New York, NY 10036
Tel: (646) 290-6496
Fax: (646) 224-8377
David C. McGrail (DM 3904)
Counsel To PubliCARD, Inc.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
----------------------------------------------------------------------------			:
			:	Chapter 11
In re:	PUBLICARD, INC.,		:	Case No. 07-11517 (RDD)
:
	Debtor		:
:
:
----------------------------------------------------------------------------			:

MONTHLY CONSOLIDATED STATEMENT
FOR THE PERIOD ENDED MAY 31, 2007

MONTHLY RECEIPTS:		$ -

MONTHLY DISBURSEMENTS:		$ 1,533

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

DATE:	19-Jun-07	By:	/s/ Stephen Spitzer

		Title:	Principal Financial Officer

Indicate if this is an amended statement by checking here

PubliCARD, Inc.
(Debtor-In-Possession)
Statement Of Operations
For Period Ending May 31, 2007
Accrual Basis
Case No. 07-11517 (RDD)

	Current		Case-To-Date
	Month	Year-To-Date	May 17, 2007
	May 31, 2007	May 31, 2007	May 31, 2007

Revenue	$-	$-	$-

Operating Expenses
Direct Cost Of Revenue	$-	$-	$-
Selling, General and Administrative	$16,852.17	$16,852.17	$16,852.17
Depreciation Of Fixed Assets	$95.65	$95.65	$95.65
Total Operating Expenses	$16,947.82	$16,947.82	$16,947.82

Operating Gain/(Loss)	$(16,947.82)	$(16,947.82)	$(16,947.82)

Other Expense/(Income)
Interest Expense	$-	$-	$-
Loss/(Gain) On The Sale Of Assets	$-	$-	$-
Claim Settlement	$-	$-	$-
Insurance Settlements	$-	$-	$-
Interest Income	$(38.59)	$(38.59)	$(38.59)

Gain/(Loss) Before Reorganizational Items and Taxes	$(16,909.23)	$(16,909.23)	$(16,909.23)

Reorganization Professional Fees (Estimated and Accrued) (1)	$3,500.00	$3,500.00	$3,500.00

Gain/(Loss) Before Income Taxes	$(20,409.23)	$(20,409.23)	$(20,409.23)

Provision For Income Taxes	$-	$-	$-

Net Gain/(Loss)	$(20,409.23)	$(20,409.23)	$(20,409.23)

Deficit Beginning of Period	$-	$-	$-

Deficit End Of Period	$(20,409.23)	$(20,409.23)	$(20,409.23)

(1) Includes estimated and accrued fees for debtor professionals.

PubliCARD, Inc.
(Debtor-In-Possession)
Balance Sheet
For Period Ending May 31, 2007
Case No. 07-11517 (RDD)

2007
Balance Sheet
Current Assets
Cash	$38,190
Restricted Cash	$-
Due From Related Parties	$-
Accounts Receivable-Net	$13,364
Inventory Net	$-
Prepaid Rent	$-
Prepaid Insurance	$35,306
Prepaid Expenses	$19,200
Total Current Assets	$106,060

Property, Plant, & Equipment - Gross	$14,404
Accumulated Depreciation	$(10,183)
Property, Plant, & Equipment - Net	$4,220
Intangibles - Gross	$-
Accumulated Amortization	$-
Intangibles - Net	$-
Organizational Costs	$-
Other - Non-Current	$-

Total Assets	$110,280

Post-Petition Liabilities
Cash Overdrafts	$-
Accounts Payable	$4,984
Deferred Subscription Revenues	$-
Accrued Payroll/Commission	$2,331
Honey Deferred Closing Payments	$-
Other Current Liabilities/Accrued Professional Fees (Estimated)	$3,500
Total Post Petition Current Liabilities	$10,815

Pre-Petition Liabilities
Cash Overdrafts	$-
Accounts Payable	$269,491
Deferred Revenues	$-
Accrued Payroll/Commission	$-
Obligations For Capital Leases Current	$-
Other Current Liabilities	$19,800
Total Pre- Petition Current Liabilities	$289,291

Interest Payable	$-
Other Long Term Liabilities	$-
$-

Total Liabilities	$300,106

Stockholders Deficit
Class A Preferred Stock Second Series, no par value:1,000 shares authorized	$2,325,000
465 shares issued and outstanding
Common shares, $0.10 par value: 40,000,000 shares authorized; 24,940,902	$2,494,090
shares outstanding
Additional paid-in capital	$108,624,824
Accumulated deficit	$(113,633,740)
Total Stockholders Equity/(Deficit)	$(189,826)

Total Liabilities and Stockholder Equity	$110,280

PubliCARD, Inc.
(Debtor-In-Possession)
Statement Of Cash Flow
For Period Ending May 31, 2007
Case No. 07-11517 (RDD)

	Current		Case-To-Date
	Month	Year-To-Date	May 17, 2007
	May 31, 2007	May 31, 2007	May 31, 2007
Net Gain/(Loss)	$(20,409)	$(20,409)	$(20,409)
(Less)/Add: Depreciation (1)	$96	$96	$96
(Less)/Add: Amortization	$-	$-	$-

EBITDA	$(20,314)	$(20,314)	$(20,314)

Working Capital Changes
(Increase)/Decrease In Net Assets
Net Accounts Receivable	$-	$-	$-
Net Inventory	$-	$-	$-
Prepaid & Other Expenses	$7,966	$7,966	$7,966

Increase/(Decrease) In Liabilities
Bank Overdrafts	$-	$-	$-
Accounts Payable	$4,984	$4,984	$4,984
Deferred Revenues	$-	$-	$-
Accrue Payroll/Commission	$2,331	$2,331	$2,331
Other Current Liabilities	$3,500	$3,500	$3,500
Other Non-Current Liabilities	$-	$-	$-

Total Increase/(Decrease) In Working Capital	$18,781	$18,781	$18,781

Operating Cash Flow	$(1,533)	$(1,533)	$(1,533)

Less :Capital Expenditures	$-	$-	$-
Less :Additions To Intangibles	$-	$-	$-
(Less)/Add: Change in Interest Payable	$-	$-	$-

Net Free Cash Flow	$(1,533)	$(1,533)	$(1,533)

Change To Debt Payable	$-	$-	$-
Proceeds From The Sale Of Securities	$-	$-	$-

Net Cash Flow	$(1,533)	$(1,533)	$(1,533)

Cash Balance At End Of Period	$38,190	$38,190	$38,190
Less Cash Balance At Beginning Of Period	$(39,723)	$(39,723)	$(39,723)
Net Increase/(Decrease) In Cash	$(1,533)	$(1,533)	$(1,533)

(1) Represents non cash expenses added back for cash flow purposes

PubliCARD, Inc.
(Debtor-In-Possession)
Statement Of Receipts And Disbursements
For Period Ending May 31, 2007
Case No. 07-11517 (RDD)

31-May
Disbursements	2007
Checks Cut From Operating Account	$1,017
Wires From Operating Account	$-
Payments To Professionals	$-
Voided Checks	$-
Benefits	$-
Payroll and Associated Taxes	$120
Bank and Payroll fees	$396
Taxes	$-
Wires From Depository Account	$-
Disbursements From Depository Account	$-
Principal Repaments	$-
Total Disbursements	$1,533

Receipts
Customer Cash Receipts	$-
Wires From Customers	$-
Wires From Depository Account	$-
Voided Checks	$-
Asset Disposition	$-
Interest Income	$-
Subscription Deposits	$-
Other Income	$-
Total Receipts	$-

Net Inflow/(Outflow)	$(1,533)

PubliCARD, Inc.
(Debtor-In-Possession)
Disbursement List
For Period Ending May 31, 2007
Case No. 07-11517 (RDD)

31-May
Disbursements	2007
Altman Group	$1,017
Wachovia Bank	$299
ADP	$217
Total	$1,533

Wachovia
Bank Reconciliation
Case No. 07-11517 (RDD)

	Bank	Book
Account	Balance	Balance	Variance
2030000846371	$38,190.04	$38,190.02	$0.02

Checks Outstanding
Number	Payee	Amount

Total		$-

Deposits In Transit

Net Adjustments		$-
$(0.02)

PubliCARD, Inc.
(Debtor-In-Possession)
Variance To Budget
For Period Ending May 31, 2007
Accrual Basis
Case No. 07-11517 (RDD)

	Actual	Projected	Variance
	May 31, 2007	May 31, 2007	May 31, 2007

Revenue	$-	$-	$-

Operating Expenses
Wages and Payroll Taxes	$2,331.00	$12,264.00	$9,933.00
Rent	$-	$3,000.00	$3,000.00
Insurance Expense	$7,965.00	$7,965.00	$-
Office Expenses	$3,375.00	$2,500.00	$(875.00)
Other Expenses	$3,181.17	$1,019.00	$(2,162.17)
Depreciation Of Fixed Assets	$95.65	$95.65	$-
Total Operating Expenses	$16,947.82	$26,843.65	$9,895.83

Operating Gain/(Loss)	$(16,947.82)	$(26,843.65)	$9,895.83

Other Expense/(Income)
Interest Expense	$-	$-	$-
Loss/(Gain) On The Sale Of Assets	$-	$-	$-
Claim Settlement	$-	$-	$-
Insurance Settlements	$-	$-	$-
Interest Income	$(38.59)	$-	$38.59

Gain/(Loss) Before Reorganizational Items and Taxes	$(16,909.23)	$(26,843.65)	$9,857.24

Reorganization Professional Fees (Estimated and Accrued)	$3,500.00	$3,500.00	$-

Gain/(Loss) Before Income Taxes	$(20,409.23)	$(30,343.65)	$9,857.24

Provision For Income Taxes	$-	$-	$-

Net Gain/(Loss)	$(20,409.23)	$(30,343.65)	$9,857.24

PubliCARD, Inc.
(Debtor-In-Possession)
Budget
For Period Ending June 30, 2007
Accrual Basis
Case No. 07-11517 (RDD)

Projected
June 30, 2007

Revenue	$-

Operating Expenses
Wages and Payroll Taxes	$12,258.00
Rent	$3,000.00
Insurance Expense	$7,965.00
Office Expenses	$4,000.00
Other Expenses	$2,000.00
Depreciation Of Fixed Assets	$95.65
Total Operating Expenses	$29,318.65

Operating Gain/(Loss)	$(29,318.65)

Other Expense/(Income)
Interest Expense	$-
Loss/(Gain) On The Sale Of Assets	$-
Claim Settlement	$-
Insurance Settlements	$(71,500.00)
Interest Income	$-

Gain/(Loss) Before Reorganizational Items and Taxes	$42,181.35

Reorganization Professional Fees (Estimated)	$6,000.00

Gain/(Loss) Before Income Taxes	$36,181.35

Provision For Income Taxes	$-

Net Gain/(Loss)	$36,181.35

PubliCARD, Inc.
(Debtor-In-Possession)
Debtor Questionnaire
For Period Ending May 31, 2007
Case No. 07-11517 (RDD)

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business during this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below.		X
3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X